UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES
EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): May 23, 2006
PIXELWORKS, INC.
(Exact name of registrant as specified in its charter)

OREGON	000-30269	91-1761992
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation)		Identification No.)
8100 SW Nyberg Road
Tualatin, Oregon 97062
(503) 454-1750
(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

PIXELWORKS, INC. AND SUBSIDIARIES

Item 1.01. ENTRY INTO MATERIAL DEFINITIVE AGREEMENT
Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURE
EXHIBIT 10.1

Item 1.01. ENTRY INTO MATERIAL DEFINITIVE AGREEMENT.
On May 23, 2006, the shareholders of Pixelworks, Inc. (the “Company”) approved the adoption of the Company’s 2006 Stock Incentive Plan (the “2006 Plan”). The 2006 Plan replaces the Company’s, and its wholly-owned subsidiaries’, stock incentive plans including the Company’s 1997 Stock Incentive Plan, as amended, the Company’s 2001 Nonqualified Stock Incentive Plan, the Equator Technologies, Inc. 1996 Stock Incentive Plan, as amended, and the Equator Technologies, Inc. stand-alone option plans (the “Existing Plans”). The Company’s authority to make further grants under the Existing Plans terminated upon adoption of the 2006 Plan, although awards previously granted under the Existing Plans will remain in effect and outstanding according to their terms.
Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS.
 (d) Exhibits.
10.1	Pixelworks, Inc. 2006 Stock Incentive Plan.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PIXELWORKS, INC.
(Registrant)

	By:	/s/ Michael D. Yonker
Date: May 30, 2006		Michael D. Yonker
Vice President, Chief Financial Officer,
Treasurer and Secretary